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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report:                    January 31, 2001
              Date of earliest event reported:   January 31, 2001


                          Commission file number 1-655


                               MAYTAG CORPORATION

   A Delaware Corporation       I.R.S. Employer Identification No. 42-0401785


                403 West Fourth Street North, Newton, Iowa 50208


                  Registrant's telephone number:  641-792-7000



                                      N/A
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events

On January 31, 2001, Maytag Corporation announced William L. Beer has been named president of the corporation's major appliance division, a position he had held previously. The corporation also announced Roger K. Scholten has been named senior vice president and general counsel.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Maytag Corporation
                                              (Registrant)

                                              By:   /s/ S. H. Wood
                                                    --------------
                                              S. H. Wood
                                              Executive Vice President and
                                              Chief Financial Officer



     January 31, 2001
       (Date)

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EXHIBIT INDEX

The following exhibits are filed herewith.


Exhibit No.              Exhibit

99(a)               Press Release.
99(b)               Press Release.

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